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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington D.C.  20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                         THE SECURITIES EXCHANGE ACT OF 1934


                  Date of report (date of earliest event reported):
                                    March 3, 1998




                                      PACIFICORP

                (Exact name of registrant as specified in its charter)

    State of Oregon                  1-5152                    93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

                 Registrant's telephone number, including area code:
                                    (503) 731-2000



                                      No Change
            (Former Name or Former Address, if changed since last report)


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Item 5. OTHER EVENTS

          Information contained in news releases of PacifiCorp (the "Company") issued March 3, 1998 concerning the following matters are incorporated herein by reference: (a) the proposed cash offer by a subsidiary of the Company of 820 pence per share for all outstanding shares of The Energy Group ("TEG") and (b) an increased offer of 840 pence per share for all outstanding shares of TEG by Texas Utilities Company. Also filed as an exhibit hereto are the audited, 1997 consolidated financial statements and related footnotes of PacifiCorp and its subsidiaries.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

          (c)  Exhibits.

               23      Independent Auditors' Consent.

               99(a)   PacifiCorp news release issued March 3, 1998.

               99(b)   PacifiCorp news release issued March 3, 1998.

               99(c) The audited, 1997 consolidated financial statements of PacifiCorp and its subsidiaries.



                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: /s/ Richard T. O'Brien
                                            Richard T. O'Brien
                                            Senior Vice President and
                                            Chief Financial Officer


Date:  March 18, 1998